UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 7, 2018

Annaly Capital Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 7, 2018, Annaly Capital Management, Inc. (“Annaly”) completed its previously announced acquisition of MTGE Investment Corp. (“MTGE”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 2, 2018, by and among Annaly, MTGE and Mountain Merger Sub Corporation, a Maryland corporation and wholly-owned subsidiary of Annaly (“Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on May 16, 2018, Purchaser and Annaly commenced an exchange offer (the “Offer”) to purchase all of MTGE’s issued and outstanding shares of common stock, par value $0.01 per share (the “MTGE Common Shares”). In the Offer, subject to the terms and conditions and limitations set forth in the Merger Agreement, each MTGE Common Share accepted by Purchaser was exchanged for the right to receive, at the election of the holder thereof (subject to the proration procedures described in the Merger Agreement):

•	$9.82 in cash and 0.9519 shares of Annaly common stock (the “Mixed Consideration”);

•	$19.65 in cash (the “All-Cash Consideration”); or

•	1.9037 shares of Annaly common stock (the “All-Stock Consideration”).

Holders of MTGE Common Shares who tendered into the Offer but did not make a valid election received the Mixed Consideration for their MTGE Common Shares.

The Offer expired at 7:00 a.m., Eastern Time, on September 7, 2018 (the “Expiration Time”). Computershare, the depositary and exchange agent for the Offer, advised Annaly that, as of the Expiration Time, a total of 34,632,768 MTGE Common Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which tendered MTGE Common Shares represented approximately 75.62% of the issued and outstanding MTGE Common Shares. Purchaser accepted for payment and exchange all such MTGE Common Shares validly tendered and not validly withdrawn.

On September 7, 2018, pursuant to the terms of the Merger Agreement and in accordance with Section 3-106.1 of the Maryland General Corporation Law, MTGE merged with and into Purchaser (the “Merger”), with Purchaser continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”), each MTGE Common Share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer was converted into the right to receive (i) the Mixed Consideration, (ii) the All-Cash Consideration or (iii) the All-Stock Consideration, subject to the election procedures and to the proration procedures described in the Merger Agreement.

At the Effective Time, each share of MTGE 8.125% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“MTGE Preferred Share”), that was outstanding as of immediately prior to the Effective Time was converted into one share of Annaly 8.125% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series H Preferred Shares”), which has the rights, preferences, privileges and voting powers substantially the same as a MTGE Preferred Share immediately prior to the Effective Time.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

A copy of the Merger Agreement has been included as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about Annaly or MTGE. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of Annaly and MTGE to each other in connection with the signing of the Merger Agreement or in filings of the parties with the Securities and Exchange Commission (“SEC”). These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between Annaly and MTGE rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about Annaly or MTGE.

Item 3.03 Material Modification to Rights of Security Holders.

On September 7, 2018, Annaly filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary setting forth the terms of the Series H Preferred Shares (“Articles Supplementary”). The terms of the Series H Preferred Shares have been previously described under the section entitled “Description of Annaly Capital Stock—Description of Annaly Series H Preferred Stock” of the Registration Statement on Form S-4 (File No. 333-224968) filed by Annaly with the SEC on May 16, 2018, as amended, which section is hereby incorporated by reference. Upon issuance of the Series H Preferred Shares, as more fully described in the Articles Supplementary, the Series H Preferred Shares will rank, with respect to dividend rights and rights upon liquidation, dissolution or winding up of Annaly’s affairs, senior to all classes or series of Annaly common stock, and to any other class or series of Annaly stock expressly designated as ranking junior to the Series H Preferred Shares.

The foregoing description of the Articles Supplementary is qualified in its entirety by the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this report is incorporated herein by reference.

Item 8.01 Other Events.

On September 7, 2018, Annaly issued a press release announcing the expiration and results of the Offer, and the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Annaly Capital Management, Inc., Mountain Merger Sub Corporation and MTGE Investment Corp., dated as of May 2, 2018 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Annaly on May 3, 2018).

3.1	Articles Supplementary designating Annaly’s 8.125% Series H Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (incorporated by reference to Exhibit 3.17 to the Form 8-A filed by Annaly on September 7, 2018).

99.1	Press release, dated September 7, 2018.

Forward-Looking Statements

This report includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain elements of the transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Annaly stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond Annaly’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to business disruption following completion of the transaction; and the other risks and important factors contained and identified in Annaly’s filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this Form 8-K are made only as of the date hereof. Annaly does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

This report is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the Offer materials that Annaly and its merger subsidiary have filed with the SEC. Annaly and its merger subsidiary have filed a Tender Offer Statement on Schedule TO, Annaly has filed a Registration Statement on Form S-4 and MTGE has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer. THE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CONTAIN IMPORTANT INFORMATION. MTGE STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF MTGE SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE TRANSACTION. The Offer to Exchange, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, are available to all holders of MTGE common stock at no expense to them. The Offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Annaly’s Investor Relations department at 1-888-8Annaly (1-888-826-6259). In addition to the Offer to Exchange, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, Annaly and MTGE file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Annaly and MTGE at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Annaly’s and MTGE’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

By:	/s/ Anthony Green
Name: Anthony Green
Title: Chief Legal Officer

Dated: September 7, 2018

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